Exhibit10.44

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Second Amendment”) is made and entered into as of the 2nd day of October, 2008, by and among by the selling parties identified on Seller Information Schedule attached as Schedule 1 to the Agreement (as that term is defined below) each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a “Seller” and collectively “Sellers”), and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company and JRK PROPERTY HOLDINGS, INC., a California corporation, each having a principal address at 11766 Wilshire Boulevard, Suite 1450, Los Angeles, California 90025 (collectively as “Purchaser”), or its permitted assignee or assignees as provided in Section 14.4 of the Agreement, and is joined by AIMCO PROPERTIES, L.P., a Delaware limited partnership (the “Guarantor”).

RECITALS

A.        Sellers and Purchaser are parties to that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated September 29, 2008 (as amended, the “Agreement”) pertaining to the purchase and sale of those certain real properties located in Colorado, Georgia, Ohio, South Carolina and Virginia, more particularly described on Exhibits A-1 through A-16 attached to the Agreement (the “Properties”).  In connection with the Agreement, Guarantor guaranteed certain payment obligations of the Sellers under the terms of the Agreement, as set forth therein.

B.         Pursuant to that certain First Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions dated September 30, 2008 (the “First Amendment”), the parties agreed to amend and restate the Seller Information Schedule attached to the Agreement to reallocate the Base Purchase Prices for the Properties pursuant to Section 2.2.5 of the Agreement.

C.        Neither the Agreement, as originally executed, nor the First Amendment properly allocated the Applicable Shares of the Deposit as listed on the Seller Information Schedule.

D.        The parties wish to further amend the Agreement to properly allocate the Applicable Shares of the Deposit and to correct an additional typographical error in Section 2.2 of the Agreement.

Sellers and Purchaser intend to modify the Agreement in certain respects, as more particularly set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Amendment to Section 2.2 of the Agreement.  In the second sentence of Section 2.2 of the Agreement, the reference to “Section 2.2.6” is hereby deleted and replaced with “Section 2.2.5”.

3.                  Amendment of Seller Information Schedule.  The Seller Information Schedule, attached as Schedule 1 to the Agreement, as replaced by Schedule 1-A attached to the First Amendment, is hereby amended and superceded by the further revised Seller Information Schedule attached to this Second Amendment as Schedule 1-B.  The further revised Seller Information Schedule reallocates the Applicable Shares of the Deposit as intended by the parties, taking into account the reallocations of the Base Purchase Prices set forth in the First Amendment.

4.                  Counterparts.  This Second Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

5.                  Ratification.  Except as expressly set forth in this Second Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

6.                  Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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NOW, THEREFORE, the parties hereto have executed this Second Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions as of the date first set forth above.

Sellers:

GOVERNOR’S PARK APARTMENTS:

GOVERNORS PARK APARTMENTS VII LIMITED PARTNERSHIP, a South Carolina limited partnership

By:     SHELTER VII GP LIMITED PARTNERSHIP, a South Carolina limited partnership, its general partner

          By:     SHELTER REALTY VII           CORPORATION, a South Carolina           corporation, its general partner

          By:  /s/Brian J. Bornhorst

          Name:  Brian J. Bornhorst

          Title:  Vice President

VILLAGE GARDENS APARTMENTS:

SHELTER PROPERTIES VI LIMITED PARTNERSHIP, a South Carolina limited partnership

By:     SHELTER REALTY VI CORPORATION,

a South Carolina corporation,

its corporate general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

COPPER MILL APARTMENTS:

COPPER MILL CPGF 22, L.P., a Delaware limited partnership

By:       CPGF 22 COPPER MILL GP, L.L.C.,                        a South Carolina limited liability company,

            its general partner

            By:    CENTURY PROPERTIES GROWTH               FUND XXII, A CALIFORNIA LIMITED                  PARTNERSHIP, a California limited                            partnership,

                     its member

                     By:   FOX PARTNERS IV, a California                        general partnership,

                             its general partner

                             By:  FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

                         By:  /s/Brian J. Bornhorst

                         Name:  Brian J. Bornhorst

                                   Title:  Vice President

SYCAMORE CREEK APARTMENTS:

SYCAMORE CREEK ASSOCIATES, L.P., a Delaware limited partnership

By:       MAE JMA, INC., a Delaware corporation,

            its managing general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

            Title:  Vice President

BEXLEY HOUSE APARTMENTS:

BEXLEY HOUSE, L.P., a Delaware limited partnership

By:       BEXLEY HOUSE GP, L.L.C., a South Carolina             limited liability company,

            its general partner

            By:       DAVIDSON INCOME REAL ESTATE,                         L.P., a Delaware limited partnership,

                        its member

                        By:       DAVIDSON DIVERSIFIED                                       PROPERTIES, INC., a Tennessee                                     corporation,

                                    its managing general partner

                          By:  /s/Brian J. Bornhorst

                          Name:  Brian J. Bornhorst

                                    Title:  Vice President

RUNAWAY BAY I APARTMENTS:

RUNAWAY BAY-OXFORD ASSOCIATES L.P., an Indiana limited partnership

By:       OAMCO XXI, L.P., a Delaware limited             partnership,

            its managing general partner

            By:       OAMCO XXI, L.L.C., a Delaware limited                         liability company,

                        its general partner

                        By:       OXFORD REALTY FINANCIAL                                     GROUP, INC., a Maryland                                          corporation,

                                    its managing member

                          By:  /s/Brian J. Bornhorst

                          Name:  Brian J. Bornhorst

                                    Title:  Vice President

RUNAWAY BAY II APARTMENTS:

RUNAWAY BAY II-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       RUNAWAY BAY II CORPORATION, a             Maryland corporation,

            its managing general partner

 By:  /s/Brian J. Bornhorst

 Name:  Brian J. Bornhorst

           Title:  Vice President

BIG WALNUT APARTMENTS:

BIG WALNUT, L.P., a Delaware limited partnership

By:       DAVIDSON DIVERSIFIED PROPERTIES, INC.,             a Tennessee corporation,

            its general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

            Title:  Vice President

THE VILLAS AT LITTLE TURTLE APARTMENTS:

COLUMBUS III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       OXFORD INVESTMENT CORPORATION, a             Maryland corporation,

            its managing general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

            Title:  Vice President

COOPER’S POINTE APARTMENTS:

COOPER'S POINTE CPGF 22, L.P., a Delaware limited partnership

By:   CPGF 22 COOPER'S POINTE GP, L.L.C., a    South         Carolina limited liability company,

        its general partner

        By:   CENTURY PROPERTIES GROWTH FUND                 XXII, A CALIFORNIA LIMITED                      PARTNERSHIP, a California limited                            partnership,

                its member

                By:   FOX PARTNERS IV, a California general                         partnership,

                        its general partner

                        By:       FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

                          By:  /s/Brian J. Bornhorst

                          Name:  Brian J. Bornhorst

                                    Title:  Vice President

HIBBEN FERRY I APARTMENTS:

HIBBEN FERRY I APARTMENT PARTNERS, L.P., a Delaware limited partnership

By:       AIMCO HOLDINGS, L.P., a Delaware limited             partnership,

            its general partner

            By:       AIMCO HOLDINGS QRS, INC.,

                        a Delaware corporation,

                        its general partner

              By:  /s/Brian J. Bornhorst

              Name:  Brian J. Bornhorst

                        Title:  Vice President

SPRINGHOUSE APARTMENTS:

CHARLESTON-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       AIMCO/CHARLESTON, L.L.C., a Delaware             limited liability company,
            its managing general partner

            By:       AIMCO PROPERTIES, L.P., a Delaware                         limited partnership,
                        its member

                        By:       AIMCO-GP, INC., a Delaware                                     corporation,

                                    its general partner

                          By:  /s/Brian J. Bornhorst

                          Name:  Brian J. Bornhorst

                                    Title:  Vice President

WEBB BRIDGE CROSSING APARTMENTS:

WINTHROP APARTMENT INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership

By:    WAI ASSOCIATES LIMITED PARTNERSHIP, a          Texas limited partnership,
         its general partner

         By:  AIMCO/WAI ASSOCIATES GP, LLC, a                  Delaware limited liability company,
               its general partner

               By:    AIMCO PROPERTIES, L.P., a Delaware                         limited partnership,
                        its member

                        By:       AIMCO-GP, INC., a Delaware                                     corporation,
                                    its general partner

                        By:  /s/Brian J. Bornhorst

                                  Name:  Brian J. Bornhorst

                        Title:  Vice President

SCOTCH PINES EAST APARTMENTS:

CALMARK/FORT COLLINS, LTD.,

a California limited partnership

By:       CALMARK/FORT COLLINS, INC.,

            a California corporation,

            its corporate general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

            Title:  Vice President

COURTNEY PARK APARTMENTS:	AMBASSADOR XI, L.P., a Delaware limited partnership By: AMBASSADOR XI, INC., a Delaware corporation its general partner By: /s/Brian J. Bornhorst Name: Brian J. Bornhorst Title: Vice President

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Purchaser:

JRK PROPERTY HOLDINGS, INC.,
a California corporation

By:   /s/Jay Schulman
Name:  Jay Schulman
Title:  President

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:   JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:   JRK Property Holdings, Inc.,
a California corporation,
its Manager

By:   /s/Jay Schulman
Name:  Jay Schulman
Title:  President

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CONSENT AND JOINDER OF AIMCO PROPERTIES, L.P.

AIMCO Properties, L.P., a Delaware limited partnership and Guarantor of the payment obligations of Sellers under the terms of the Agreement, hereby (a) consents to the terms of the foregoing Second Amendment, and (b) ratifies, confirms, reaffirms, and acknowledges its obligations under the Agreement and that certain Guaranty dated September 29, 2008 executed in connection with the Agreement.

AIMCO PROPERTIES, L.P.
a Delaware limited partnership

By:       AIMCO-GP, Inc.,

            a Delaware corporation,

            its General Partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

            Title:  Vice President